CONFIDENTIAL

EXECUTION VERSION

AMENDMENT NO. 1 TO
THIRD AMENDED AND RESTATED PURCHASE, USE AND MAINTENANCE AGREEMENT
This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED PURCHASE, USE AND MAINTENANCE AGREEMENT (this “Amendment”), is entered into effective as of September 28, 2018 (“Effective Date”) by and between BLOOM ENERGY CORPORATION, a Delaware corporation (“Seller”), and 2016 ESA PROJECT COMPANY, LLC, a Delaware limited liability company (“Buyer,” and together with Seller, the “Parties”). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Third A&R PUMA (as defined below). All Section, annex and exhibit references, unless otherwise indicated, shall be references to Sections, annexes and exhibits of the Third A&R PUMA and the rules of interpretation set forth in the Third A&R PUMA apply as if set forth herein.
RECITALS
WHEREAS, reference is hereby made to that certain Purchase, Use and Maintenance Agreement, dated as of October 24, 2016, by and between Buyer and Seller, as amended by (a) that certain Amendment No. 1 dated as of February 15, 2017, and (b) that certain Amendment No. 2 dated as of April 28, 2017 (the “Original PUMA”);
WHEREAS, reference is hereby made to (i) that certain First Amended and Restated Purchase, Use and Maintenance Agreement, dated as of June 26, 2017, which amended and restated in its entirety the Original PUMA, and (ii) that certain Amendment No. 1 to First Amended and Restated Purchase, Use and Maintenance Agreement, dated as of September 11, 2017 (the “First A&R PUMA”);
WHEREAS, reference is hereby made to (i) that certain Second Amended and Restated Purchase, Use and Maintenance Agreement, dated as of March 16, 2018, which amended and restated in its entirety the First A&R PUMA, (ii) that certain Amendment No. 1 to Second Amended and Restated Purchase, Use and Maintenance Agreement, dated as of April 26, 2018, (iii) that certain Amendment No. 2 to Second Amended and Restated Purchase, Use and Maintenance Agreement, dated as of June 22, 2018, and (iv) that certain Amendment No. 3 to Second Amended and Restated Purchase, Use and Maintenance Agreement, dated as of June 30, 2018 (the “Second A&R PUMA”);
WHEREAS, reference is hereby made to that certain Third Amended and Restated Purchase, Use and Maintenance Agreement, dated as of September 26, 2018, which amended and restated in its entirety the Second A&R PUMA (the “Third A&R PUMA”);
WHEREAS, Buyer and 2017 Fuel Cell Operating Company I, LLC (“2017 Fuel Cell Operating Company I”), a Delaware limited liability company, are entering into an Assignment and Assumption Agreement contemporaneously herewith pursuant to which Buyer will take assignment of and assume certain PPAs previously entered into by 2017 Fuel Cell Operating Company I; and
WHEREAS, Buyer and Seller wish to amend the Third A&R PUMA to update the list of PPAs subject to the Third A&R PUMA, as further set forth herein.
NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto hereby agree as follows:
AGREEMENT
Section 1.Amendments to the Third A&R PUMA.
(a)    Annex D to the Third A&R PUMA is hereby amended and restated in its entirety to read as set forth on Attachment 1 attached hereto.
(b)    Exhibit I to the Third A&R PUMA is hereby amended and restated in its entirety to read as set forth on Attachment 2 attached hereto.
Section 2.    No Other Changes or Waivers.  Except as expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Third A&R PUMA remain unaltered and in full force and effect.  Except as specifically provided herein, the execution, delivery and performance of this Amendment shall not be deemed as a waiver of any other matters or any future matters.  The Third A&R PUMA and this Amendment shall be read and construed as one instrument.
Section 3.    Headings. The Section headings contained in this Amendment are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Amendment.
Section 4.    Governing Law; Jurisdiction; Venue. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW OR OTHER PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK WITH RESPECT TO ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AMENDMENT. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO ANY SUCH DISPUTE AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.
Section 5.    Severability.  If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.
Section 6.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered by facsimile (or portable document format) will be considered original signatures, and each Party shall thereafter promptly deliver original signatures to the other Party.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the Effective Date.

BLOOM ENERGY CORPORATION

By:
Name: Randy Furr
Title: Chief Financial Officer

2016 ESA PROJECT COMPANY, LLC

By:
Name: Eric Dupont
Title: Vice President

ATTACHMENT 1

ATTACHMENT 2

Annex D
List of PPAs
Updated as of: September 28, 2018

1.
That certain Amended and Restated Energy Server Use and License Agreement, dated as of October 27, 2016, by and between Home Depot U.S.A., Inc. and Buyer, as amended by (a) that certain First Amendment to Amended and Restated Energy Server Use and License Agreement dated March 28, 2017, (b) that certain Second Amendment to Amended and Restated Energy Server Use and License Agreement dated January 29, 2018, and (c) that certain Third Amendment to Amended and Restated Energy Server Use and License Agreement dated September 26, 2018 (the “Home Depot PPA”).

2.	That certain Master Fuel Cell Energy Services Agreement, Contract Number 17012, dated as of June 30, 2016, by and among Kaiser Foundation Hospitals, Kaiser Foundation Health Plan, Inc., and Buyer.

3.	That certain Master Fuel Cell Energy Services Agreement, Contract Number 17013, dated as of June 30, 2016, by and among Kaiser Foundation Hospitals, Kaiser Foundation Health Plan, Inc., and Buyer.

4.	That certain Energy Server Use Agreement, dated as of September 27, 2016, by and between FedEx Ground Package System, Inc. and Buyer (the “FedEx PPA”).

5.	That certain Energy Server Use and License Agreement, dated as of September 30, 2016, by and between Hoag Memorial Hospital Presbyterian and Buyer.

6.	That certain Energy Server Use and License Agreement, dated as of February 15, 2017, by and between Home Depot U.S.A., Inc. and Buyer.

7.	That certain Energy Server Use and License Agreement, dated as of March 14, 2017, by and between San Diego Community College District and Buyer.

8.	That certain Energy System Use Agreement, dated as of March 24, 2017, by and between AT&T Corp. and Buyer (the “AT&T PPA”).

9.
That certain Energy Server Use and License Agreement, dated as of May 31, 2017, by and between Equinix, Inc. and Buyer, together with the Equinix Indemnity Agreement and the Equinix Landlord Consents (collectively, the “Equinix PPA”).

10.
That certain Energy Server Use and License Agreement, dated as of August 30, 2017, by and between Intel Corporation and 2017 ESA Project Company, LLC, as assigned to Buyer pursuant to that certain Assignment and Assumption Agreement, dated as of September 11, 2017, by and between 2017 ESA Project Company, LLC and Buyer.

11.	That certain Energy Server Use and License Agreement, dated as of December 28, 2017, by and between Intel Corporation and Buyer.

12.
That certain Energy Services Agreement, dated as of September 29, 2017, by and between The State University of New York and 2017 ESA Project Company, LLC, as assigned to Buyer pursuant to that certain Assignment and Assumption Agreement, dated as of April 26, 2018, by and between 2017 ESA Project Company, LLC and Buyer.

13.
That certain Energy Server Use Agreement, dated as of November 15, 2017, by and between FedEx Ground Package System, Inc. and 2017 ESA Project Company, LLC, as assigned to Buyer pursuant to that certain Assignment and Assumption Agreement, dated as of June 22, 2018, by and between 2017 ESA Project Company, LLC and Buyer.

14.
That certain Energy Services Agreement, dated as of November 30, 2017, by and between Long Island University and 2017 ESA Project Company, LLC, as assigned to Buyer pursuant to that certain Assignment and Assumption Agreement, dated as of June 22, 2018, by and between 2017 ESA Project Company, LLC and Buyer.

15.
That certain Energy Server Use and License Agreement, dated as of November 30, 2017, by and between New York City Health and Hospitals Corporation and 2017 ESA Project Company, LLC, as assigned to Buyer pursuant to that certain Assignment and Assumption Agreement, dated as of June 22, 2018, by and between 2017 ESA Project Company, LLC and Buyer (the “NYC HHC PPA”).

16.
That certain Energy Services Agreement, dated as of June 29, 2018, by and between New York State Office of Mental Health and 2017 ESA Project Company, LLC, as assigned to Buyer pursuant to that certain Assignment and Assumption Agreement, dated as of June 30, 2018, by and between 2017 ESA Project Company, LLC and Buyer.

17.
That certain Energy Services Agreement, dated as of November 10, 2017, by and between Agilent Technologies, Inc. and 2017 Fuel Cell Operating Company I, LLC, as assigned to Buyer pursuant to that certain Assignment and Assumption Agreement, dated as of September 26, 2018, by and between 2017 Fuel Cell Operating Company I, LLC and Buyer.

18.
That certain Energy Services Agreement, dated as of December 8, 2017, by and between Taylor Fresh Foods, Inc. and 2017 Fuel Cell Operating Company I, LLC, as amended by that certain First Amendment to Energy Services Agreement, dated as of September 14, 2018, by and between Taylor Fresh Foods, Inc. and 2017 Fuel Cell Operating Company I, LLC, as assigned to Buyer pursuant to that certain Assignment and Assumption Agreement, dated as of September 26, 2018, by and between 2017 Fuel Cell Operating Company I, LLC and Buyer.

19.
That certain Energy Services Agreement, dated as of March 29, 2018, by and between II-VI Incorporated and 2017 Fuel Cell Operating Company I, LLC, as assigned to Buyer pursuant to that certain Assignment and Assumption Agreement, dated as of September 28, 2018, by and between 2017 Fuel Cell Operating Company I, LLC and Buyer.

20.	That certain Energy Services Agreement, dated as of September 18, 2018, by and between CoreSite Real Estate 1656 McCarthy, L.P. and Buyer (the “CoreSite PPA”).

21.
That certain Energy Services Agreement, dated as of December 28, 2018 by and between Santa Clara University and 2017 Fuel Cell Operating Company I, LLC, as assigned to Buyer pursuant to that certain Assignment and Assumption Agreement, dated as of September 28, 2018, by and between 2017 Fuel Cell Operating Company I, LLC and Buyer.

ATTACHMENT 3

Exhibit I
Assignment Agreements
Updated as of: September 28, 2018

1.	That certain Assignment and Assumption Agreement, by and between 2017 ESA Project Company and Buyer, dated as of April 26, 2018

2.	That certain Assignment and Assumption Agreement, by and between 2017 ESA Project Company and Buyer, dated as of June 22, 2018.

3.	That certain Assignment and Assumption Agreement, by and between 2017 ESA Project Company and Buyer, dated as of June 30, 2018.

4.	That certain Assignment and Assumption Agreement, by and between 2017 Fuel Cell Operating Company I and Buyer, dated as of September 26, 2018.

5.	That certain Assignment and Assumption Agreement, by and between 2017 Fuel Cell Operating Company I and Buyer, dated as of September 28, 2018.

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